SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

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    Date of Report (date of earliest event reported): January 15, 1999

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                            I-LINK INCORPORATED
          (Exact name of registrant as specified in its charter)

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             Florida              0-17973           59-2291344
         (State or other        (Commission      (I.R.S. Employer
         jurisdiction of        File Number)    Identification No.)
          incorporation)

      13751 South Wadsworth Park Drive, Suite 200, Draper, UT  84020
                 (Address of principal executive offices)

    Registrant's telephone number, including area code: (801) 576-5000

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Item 5.      Other Events

   On November 23, 1998 I-Link reached an agreement in principal for a new financing arrangement with Winter Harbor, LLC. ("Winter Harbor"), as reported by the Company in its Current Report of the same date, filed with the Securities Commission on December 18, 1998 (the "Prior Form 8-K"). On January 15, 1999, definitive agreements relating to such financing arrangement were executed by and among the Company, certain of its subsidiaries and Winter Harbor. Further, on March 4, 1999, certain terms of the basic operative document, the Loan Agreement, were amended.

   Substantive terms as set forth in the Prior Form 8-K remain the same except that, as amended, the date by which the Company must determine whether to repay its obligations under the transactions, or in the alternative issue additional warrants to Winter Harbor, was amended from February 1, 1999 to April 26, 1999. The Company has scheduled a Special Meeting of Stockholders on April 14, 1999 for consideration and approval of the transactions. To date, the Company has drawn approximately $8,042,000 under the Loan Agreement.

   As undertaken in the Prior Form 8-K, the Company hereby files this Current Report on Form 8-K to enter into the record, as exhibits hereto, the definitive agreements relating to the subject transactions.

Item 7. Financial Statements and Exhibits

 (c) Exhibits

 4.10 Amended and Restated Registration Rights Agreement dated as of January 15, 1999 by and between the Company and Winter Harbor, amending Registration Rights Agreement dated October 10, 1997.
 10.38 Loan Agreement dated as of January 15, 1999 by and between the Company and Winter Harbor.
 10.39 First Amendment to Loan Agreement dated March 4, 1999 by and between the Company and Winter Harbor.
 10.40 Promissory Note dated November 10, 1998, in principal amount of $8,000,000 executed the by Company in favor of Winter Harbor.
 10.41 Series K Warrant Agreement dated as of January 15, 1999 by and between the Company and Winter Harbor and form of Series K Warrant.
 10.42 Subsidiary Guaranty dated as of January 15, 1999 executed by five of the Company's wholly-owned subsidiaries in favor of Winter Harbor.
 10.43 Agreement dated as of January 15, 1999 by and between the Company and Winter Harbor.
 10.44 First Amendment to Security Agreement dated as of January 15, 1999, by and among the Company, five of its wholly-owned subsidiaries and Winter Harbor, amending Security Agreement dated April 14, 1997.
 10.45 First Amendment to Pledge Agreement dated as of January 15, 1999, by and among the Company and Winter Harbor, amending Pledge Agreement dated April 14, 1997.
 10.46 Series D, E, F, G, H, I and J Warrant Agreement dated as of January 15, 1999 by and between the Company and Winter Harbor, and related forms of warrant certificates.





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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   I-LINK INCORPORATED
   (Registrant)


Dated: March 23, 1999               By:         /s John W. Edwards

                                     John W. Edwards, President and
                                     Chief Executive Officer









































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